Contract No. 94-SLC-0276


                                  Exhibit 10.5
                                    CONTRACT

                                      AMONG

                                   PACIFICORP

                                       AND

                         ARIZONA PUBLIC SERVICE COMPANY


                                       AND


                       UNITED STATES DEPARTMENT OF ENERGY
                        WESTERN AREA POWER ADMINISTRATION


                     SALT LAKE CITY AREA INTEGRATED PROJECTS


                                       FOR


                            FIRM TRANSMISSION SERVICE



                                                          APS CONTRACT NO. 48253

                                                        Contract No. 94-SLC-0276



                                    CONTRACT

                                     BETWEEN

                                   PACIFICORP
                                       AND
                         ARIZONA PUBLIC SERVICE COMPANY

                                       AND

                                  UNITED STATES
                              DEPARTMENT OF ENERGY
                        WESTERN AREA POWER ADMINISTRATION
                     SALT LAKE CITY AREA INTEGRATED PROJECTS

                                       FOR

                            FIRM TRANSMISSION SERVICE

                                Table of Contents
                                -----------------

Section   Title                                                           Page
-------   -----                                                           ----

1.        PREAMBLE.........................................................  1
2.        EXPLANATORY RECITALS.............................................  2
3.        AGREEMENT........................................................  2
4.        TERM OF CONTRACT.................................................  2
5.        FIRM TRANSMISSION SERVICE........................................  3
6.        CONDITIONS FOR DELIVERY OF TRANSMISSION SERVICE..................  4
7.        PAYMENT FOR TRANSMISSION SERVICE FURNISHED BY WESTERN............  5
8.        SCHEDULING, ACCOUNTING, AND BILLING PROCEDURES...................  6
9.        GENERAL POWER CONTRACT PROVISIONS................................  6
10.       EXHIBITS.........................................................  7
11.       AUTHORITY TO EXECUTE.............................................  7
          SIGNATURE CLAUSE.................................................. 8
          EXHIBIT A
          RATE SCHEDULE SP-FT4
          GENERAL POWER CONTRACT PROVISIONS

                                                        Contract No. 94-SLC-0276






                                    CONTRACT

                                     BETWEEN

                                   PACIFICORP
                                       AND
                         ARIZONA PUBLIC SERVICE COMPANY

                                       AND

                                  UNITED STATES
                              DEPARTMENT OF ENERGY
                        WESTERN AREA POWER ADMINISTRATION

                     SALT LAKE CITY AREA INTEGRATED PROJECTS

                                       FOR

                            FIRM TRANSMISSION SERVICE


1.    PREAMBLE
      --------
      This Contract is made this 5th day of May, 1995, pursuant to the Act of Congress approved June 17, 1902 (32 Stat. 388); the Act of Congress approved April 11, 1956 (70 Stat. 105); the Act of Congress approved August 4, 1977, (91 Stat 565); and acts amendatory or supplementary to the foregoing Acts, between the UNITED STATES OF AMERICA, acting by and through the Administrator, Western Area Power Administration, an agency of the Department of Energy, hereinafter called "Western," represented by the officer executing this Contract, a duly appointed successor, or a duly authorized representative, hereinafter called the "Contracting Officer," and PACIFICORP, a corporation duly organized, created, and existing under and by the laws of the State of Oregon, hereinafter called "PacifiCorp;" and ARIZONA PUBLIC SERVICE COMPANY, a corporation duly organized, created, and existing under and by the laws of the State of Arizona, hereinafter called "APS;" each sometimes hereinafter individually called "Party," and sometimes hereinafter collectively called the "Parties."

                                                        Contract No. 94-SLC-0276

2.    EXPLANATORY RECITALS
      --------------------
      2.1 The Salt Lake City Area Integrated Projects, hereinafter called the Integrated Projects, encompass certain facilities for the production of electric power and energy. Western transmits power and energy over the Colorado River Storage Project (CRSP) transmission system and transmission systems of other utilities.

      2.2 PacifiCorp and APS are engaged in the electric utility business and desire firm transmission service over the Colorado River Storage Project's transmission facilities.

      2.3     Electrical  system   interconnections  exist  either  directly  or
              through third parties which will allow the transmission of power and energy among Western, PacifiCorp, and APS.

      2.4 Western is willing to furnish firm transmission service to PacifiCorp and APS under the terms and conditions provided herein.

3.    AGREEMENT
      ---------
      The Parties agree to the terms and conditions set forth herein.

4.    TERM OF CONTRACT
      ----------------
      4.1 This Contract shall become effective on the date of its execution and shall remain in effect until midnight of the last day of the May 2022 billing period. The Parties shall agree in advance on the date transmission service will be initiated hereunder; however, payment shall begin the later of: (i) the monthly billing period

                                                        Contract No. 94-SLC-0276

              beginning May 1, 1997, or (ii) the date of initial commercial operation of the Mead-Phoenix transmission project.

      4.2 PacifiCorp and APS reserve the right to jointly reduce the transmission amounts in Exhibit A or to jointly terminate this Contract with three (3) years prior written notification to Western.

      4.3 This Contract may also be terminated at any time upon the mutual agreement of the Parties.

5.    FIRM TRANSMISSION SERVICE
      -------------------------
      5.1 Western will accept power and energy scheduled by PacifiCorp and APS at the point(s) of receipt and voltage(s) set forth in Exhibit
              A. Western shall transmit and deliver an equivalent amount of power and energy, less transmission losses, to the points of delivery set forth in said Exhibit A. Transmission Service includes all elements as set forth in Section 2 of the attached Exhibit A, which are listed as Primary and Secondary Transmission. Primary and Secondary Transmission shall have equal firmness. Exhibit A may be revised from time to time as provided for herein. Any revisions to Exhibit A shall be executed by all Parties.

      5.2 PacifiCorp and APS will have reciprocal use to each others unused firm capacity rights at no additional charge by Western or the other Party. Western shall have subsequent rights to use, on an interruptible basis, any portion of the capacity in the CRSP

                                                        Contract No. 94-SLC-0276

              transmission facilities reserved for but not being used by PacifiCorp and/or APS. Western reserves the right to grant the use of any such capacity to others, on an interruptible basis, during the times PacifiCorp or APS does not schedule the use of such capacity.

      5.3 When any additional point of receipt or delivery from or to PacifiCorp or APS is jointly established, as provided in Section
              5.1 hereof, PacifiCorp and APS shall provide or cause to be provided, at no expense to Western, such equipment and devices not provided by Western as, in the opinion of the Contracting Officer, may be required because of the addition.

      5.4 The transmission system loss factor used herein shall be reviewed by Western at least once every three years after the effective date of this Contract and shall be adjusted to more nearly conform to actual average system losses. PacifiCorp and APS will be given written notice of any adjustment and the adjusted loss factor shall be set forth in a revision of Exhibit A.

6.    CONDITIONS FOR DELIVERY OF TRANSMISSION SERVICE
      -----------------------------------------------
      6.1 Firm Transmission Service provided under this Contract shall be considered to have the same transmission priority as other Western Firm Transmission Contracts, Western's own firm use of the transmission system, and firm exchanges made with other contractors.

                                                        Contract No. 94-SLC-0276

      6.2 In outage situations, neither PacifiCorp nor APS will be curtailed until total firm schedules on the path exceed the transfer capability. When curtailments are necessary, firm schedules will be reduced among all entities referenced in 6.1 having firm rights on the path. Reductions will be made pro-rata based on each entities firm rights.

      6.3 Schedules of power under this Contract through the 345/230 kV facilities onto PacifiCorp's 230-kV Glen Canyon to Sigurd line shall not diminish the existing rights of Western under Contract No. 14-06-400-2436 and associated scheduling procedures.

7.    PAYMENT FOR TRANSMISSION SERVICE FURNISHED BY WESTERN
      -----------------------------------------------------
      7.1 PacifiCorp and APS each shall pay Western monthly for the Primary Transmission Service reserved in the respective season as set forth in Exhibit A hereunder in accordance with rates, charges, and conditions set forth in Rate Schedule SP-FT4 attached hereto and made a part hereof or any superseding rate schedule which is applicable.

      7.2 The rate set forth in Rate Schedule SP-FT4 attached hereto may be adjusted in accordance with Section 11 of the attached General Power Contract Provisions. Western will give PacifiCorp and APS notice of each superseding rate schedule along with supporting data at least thirty (30) days in advance of the effective date of said superseding rate schedule.

                                                        Contract No. 94-SLC-0276

8.    SCHEDULING, ACCOUNTING, AND BILLING PROCEDURES
      ----------------------------------------------
      8.1 Written Scheduling, Accounting, and Billing Procedures, hereinafter called Procedures, shall be developed and agreed upon by the authorized representatives of the Parties by the date of initial service under this Contract. The Procedures are intended to implement the terms of this Contract but not to modify or amend it and are therefore, subordinate to this Contract.

      8.2 Transmission service furnished hereunder shall be scheduled in advance, on an hourly basis, emergencies excepted, and accounted for on the basis of such advance schedules, all in accordance with Procedures agreed upon in advance between the authorized representatives.

      8.3 In the event PacifiCorp and APS fail or refuse to execute the initial Procedures or any revised Procedures which Western determines to be necessary due to changes in this Contract or the power system of either Party, Western will temporarily implement essential procedures, as determined by the Contracting Officer, until mutually acceptable procedures have been developed and executed by the authorized representatives.

9.    GENERAL POWER CONTRACT PROVISIONS
      ---------------------------------
      The General Power Contract Provisions dated January 3, 1989, attached hereto, are hereby made a part of this Contract the same as if they had been expressly set forth herein, Provided, That Provisions 3, 9, 17 to 24, 26, and 27 shall not be applicable hereto, Provided Further that the

                                                        Contract No. 94-SLC-0276

      words "rate schedule" shall mean the charge for service provided pursuant to this Contract, and the words, "electric service" shall mean the service provided pursuant to this Contract.

10.   EXHIBITS
      --------
      Inasmuch as certain provisions of this Contract may change during the term hereof, they will be set forth in exhibits from time to time agreed upon by the Parties. The initial Exhibit A and all future exhibits shall be attached hereto and made a part hereof, and each shall be in full force and effect in accordance with its terms unless superseded by a subsequent exhibit.

11.   AUTHORITY TO EXECUTE
---   --------------------
      Each individual signing this Contract certifies that the Party represented has duly authorized such individual to execute this contract that binds and obligates the Party.

                                                        Contract No. 94-SLC-0276


IN WITNESS WHEREOF, the Parties have caused this Contract to be executed the date first written above.
                                          WESTERN AREA POWER ADMINISTRATION




                                          By: Kenneth T. Maxey
                                          --------------------------------------
                                              Area Manager
                                              Western Area Power Administration
                                              P.O. Box 11606
                                              Salt Lake City, UT  84147


(SEAL)                                    PACIFICORP


                                          By: John A. Bohling
                                          --------------------------------------
 Lenore M. Martin                             Senior Vice President
----------------------------              --------------------------------------
Attest                                    Title:
                                              700 NE Multnomah
                                              Portland, Oregon 97232
                                          --------------------------------------
                                          Address:







(SEAL)                                    ARIZONA PUBLIC SERVICE COMPANY


                                          By: Jack E. Davis
                                          --------------------------------------

Marie A. Papietro                             Title: Vice President
-----------------                         --------------------------------------
Attest
                                          Address:  P.O. Box 53999
                                                    Phoenix, Arizona 85072-3999
                                          --------------------------------------

                                                            Rate Schedule SP-FT4
                                                    (Supersedes Schedule SP-FT3)

                       UNITED STATES DEPARTMENT OF ENERGY
                       WESTERN AREA POWER ADMINISTRATION

                         COLORADO RIVER STORAGE PROJECT
                  ARIZONA, COLORADO, NEW NEXICO, WYOMING, UTAH

                 SCHEDULE OF RATE FOR FIRM TRANMISSION SERVICE
                 ---------------------------------------------

Effective:
---------

Beginning on October 1, 1992, and extending through September 30, 1996.

Available:
---------

In the area served by the Colorado River Storage Project (CRSP) transmission system.

Applicable:
----------

To firm transmission service customers for which power and energy are supplied to the CRSP transmission system at points of interconnection with other systems and transmitted and delivered, less losses, to points of delivery on the CRSP transmission system established by contract.

Character and Conditions of Service:
-----------------------------------

Transmission service for alternating current, 60 hertz, three-phase, delivered and metered at the voltages and points of delivery established by contract.

Rate:
----

Transmission service charge: $22.68 per kilowatt-year for each kilowatt of transmission service contracted for, payable monthly at the rate of $1.89 per kilowatt-month.

                                                  PacifiCorp
                                                  Arizona Public Service Company
                                                  Contract No. 94-SLC-0276
                                                  Exhibit A
                                                  Page 1 of 2

                                   EXHIBIT A
                                   ---------

                  MAXIMUM TRANSMISSION OBLIGATION IN KILOWATTS

1. This Exhibit A made this 5th day of May, 1995, to be effective under and as a part of Contract No. 94-SLC-0276, dated May 5, 1995, shall become effective on the date that transmission service is initiated under the Contract, and shall remain in effect until superseded by another Exhibit A; Provided, That this revised Exhibit A or any superseding Exhibit A shall be terminated by the termination of said Contract.

2. FIRM TRANSMISSION SERVICE:
   -------------------------

   2.1    PacifiCorp
          ----------
                                           Summer Season   Winter Season  Losses
 Point of Receipt      Point of Delivery   (May-October)  (November-April) (%)
 ----------------      -----------------   -------------  ---------------- -----

Primary Transmission

Pinnacle Peak 230 kV   Glen Canyon 230 kV      -0-        250,000 kW       5.5


Secondary Transmission

Pinnacle Peak 230 kV   Glen Canyon 230 kV    150,000 kW      -0-           5.5

                                                  PacifiCorp
                                                  Arizona Public Service Company
                                                  Contract No. 94-SLC-0276
                                                  Exhibit A
                                                  Page 2 of 2

   2.2    Arizona Public Service Company
          ------------------------------

                                           Summer Season   Winter Season  Losses
 Point of Receipt      Point of Delivery   (May-October)  (November-April)  (%)
 ----------------      -----------------   -------------  ---------------- -----

Primary Transmission

Glen Canyon 230 kV    Pinnacle Peak 230 kV  250,000 kW         -0-         5.5


Secondary Transmission

Glen Canyon 230 kV    Pinnacle Peak 230 kV     -0-         150,000 kW      5.5